UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

PROVINCE HEALTHCARE COMPANY

(Exact Name of Registrant Specified in Its Charter)

Commission File Number 1-31320

Delaware	62-1710772
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

105 Westwood Place
Suite 400
Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 370-1377

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

ITEM 7.01 Regulation FD Disclosure.

      Pursuant to Regulation FD, Province Healthcare Company (“Province”) is furnishing under ITEM 7.01 of this Current Report on Form 8-K the information included as Exhibits 99.1 and 99.2 to this report.

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
99.1	Registrant’s Unaudited Consolidated Balance Sheets, Statements of Income, Statements of Changes in Stockholders’ Equity, Statements of Cash Flows and Financial Notes Thereto as of and for the Year Ended December 31, 2004.

99.2	Financial Information Regarding the Registrant’s Unaudited Consolidated Financial Statements for the Year Ended December 31, 2004 and its Audited Consolidated Financial Statements for the Years Ended December 31, 2003 and 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Province Healthcare Company
/s/ Steven R. Brumfield
Date: March 21, 2005	Vice President and Controller